Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:	Ian Tanaka	Media Contact:	Tim Sakahara
	SVP, Treasurer		AVP, Corporate Communications Manager
	(808) 544-3646		(808) 544-5125
	ian.tanaka@cpb.bank		tim.sakahara@cpb.bank

NEWS RELEASE

JASON FUJIMOTO APPOINTED TO CPF AND CPB BOARD OF DIRECTORS

HONOLULU, HI, Dec. 2, 2022 – Central Pacific Financial Corp. (NYSE: CPF), parent company of Central Pacific Bank (CPB), today announced the appointment of Jason Fujimoto as the newest member of its Board of Directors of both CPF and CPB, effective Jan. 1, 2023. Mr. Fujimoto will serve on both the CPF Board of Directors’ Audit Committee and the CPB Board of Directors’ Audit Committee.

“Jason Fujimoto is an excellent addition to our Boards and will bring valuable insight and perspective to the bank’s commitment to support small businesses through his own experience leading a company that serves and supports the construction industry in Hawaii,” said Arnold Martines, president, chief operating officer and incoming CEO. “I look forward to Jason’s contribution as CPB continues to transform to effectively serve our customers and our island communities in the future.”

“HPM Building Supply has a longstanding legacy of working with Hawaii families and businesses for more than a century and I am excited to join CPF as it too has a mission of helping all of Hawaii’s people on their path to success,” said Fujimoto.

Mr. Fujimoto is currently president and CEO of Hawaii Planing Mill, Ltd., doing business as HPM Building Supply, a building supply company headquartered on Hawaii Island with operations on all four major islands in the State of Hawaii. He has served in multiple executive roles with HPM Building Supply since 2009.

Mr. Fujimoto obtained a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania, concentrating in Corporate Finance and Strategic Management, and obtained a minor degree in Psychology from the University of Pennsylvania College of Arts and Sciences. Mr. Fujimoto is actively involved in numerous community and business organizations. Mr. Fujimoto is a director with Hawaii Asia Pacific Association Leaders, a director with Holomua Collective, past chair of Kohala Institute DBA ‘Iole Stewardship Center, past chair of Hawaii Public Television Foundation DBA PBS Hawaii, and a member of the following organizations: Hawaii Executive Collaborative, Hawaii Business Roundtable, University of Hawaii Hilo Chancellor’s Community Advisory Board, U.S. Army Garrison Pohakuloa Training Area Commander’s Advisory Council, Do It Best Eagles Conference, and BIG Group.

Jason Fujimoto Appointed to CPF AND CPB Board of Directors

Mr. Fujimoto is the recipient of numerous recognitions and was a 2008 Pacific Century Fellow, a 2012 Omidyar Fellow, a 2013 Hawaii Business magazine list of 20 for the Next 20: People to Watch, and recognized in 2015 as Young Retailer of the Year by the North American Hardware and Paint Association.

About Central Pacific Financial Corp.
Central Pacific Financial Corp. is a Hawaii-based bank holding company with approximately $7.34 billion in assets as of September 30, 2022. Central Pacific Bank, its primary subsidiary, operates 27 branches and 65 ATMs in the state of Hawaii. For additional information, please visit the Company's website at http://www.cpb.bank.

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Jason Fujimoto Appointed to CPF AND CPB Board of Directors

Forward-Looking Statements ("FLS")
This document may contain FLS concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believes," "plans," "anticipates," "expects," "intends," "forecasts," "hopes," "targeting," "continue," "remain," "will," "should," "estimates," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements.

While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and rising interest rates; the adverse effects of the COVID-19 pandemic virus (and ongoing pandemic variants) on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees as well as the effects of government programs and initiatives in response to COVID-19; the impact of our participation in the Paycheck Protection Program ("PPP") and fulfillment of government guarantees on our PPP loans; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; our ability to achieve the objectives of our RISE2020 initiative; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service ("BaaS") initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, earthquakes and pandemic viruses and diseases, including COVID-19) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau (the "CFPB"), government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings or regulatory or other governmental inquiries and proceedings and the resolution thereof, the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to; ability to successfully implement our initiatives to lower our efficiency ratio; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System (the "FRB" or the "Federal Reserve"); securities market and monetary fluctuations, including the anticipated replacement of the London Interbank Offered Rate ("LIBOR") Index and the impact on our loans and debt which are tied to that index and uncertainties regarding potential alternative reference rates, including the Secured Overnight Financing Rate ("SOFR"); negative trends in our market capitalization and adverse changes in the price of the Company's common stock; political instability; acts of war or terrorism; pandemic virus and disease, including COVID-19; changes in consumer spending, borrowings and savings habits; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; cybersecurity and data privacy breaches and the consequence therefrom; the ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; technological changes and developments; changes in the competitive environment among financial holding companies and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board ("PCAOB"), the Financial Accounting Standards Board ("FASB") and other accounting standard setters and the cost and resources required to implement such changes; our ability to

Jason Fujimoto Appointed to CPF AND CPB Board of Directors

attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; and our success at managing the risks involved in the foregoing items.

For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.